UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  July 20, 2000

                                 MathSoft, Inc.
                                 --------------
             (Exact name of Registrant as specified in its charter)



Massachusetts                         0-020992                   04-2842217
-------------                         --------                   ----------
(State or jurisdiction         (Commission File number)        (IRS Employer
of Incorporation)                                            Identification No.)


              101 Main Street Cambridge, Massachusetts            02142
              ---------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
          (Former name or former address, if changed since last report)

Item  5.  Other  Events.
------------------------

     On July 20, 2000, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

Exhibit  No.                              Exhibit
------------                              -------
    99.1                   Press release of the Company dated July 20, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MATHSOFT,  INC.



July 20, 2000                                 By:  /s/  Dermot  P.  O'Grady
                                                 --------------------------
                                                 Dermot  P.  O'Grady
                                                 Chief  Financial  Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MATHSOFT,  INC.



July 20, 2000                                 By:  /s/  Dermot  P.  O'Grady
                                                 --------------------------
                                                 Dermot  P.  O'Grady
                                                 Chief  Financial  Officer

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                         JUNE 30,   DEC 31,
                                                           2000       1999
                                                         ---------  ---------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $   5,463  $  8,444
      Accounts receivables, net                              6,210     4,743
      Other receivables                                      1,373     1,421
      Inventories                                              189       263
      Prepaid expenses                                         688       382
                                                         ---------  ---------
           Total current assets                             13,923    15,253
                                                         ---------  ---------

PROPERTY AND EQUIPMENT, NET                                  2,024     1,314
                                                         ---------  ---------

OTHER ASSETS                                                   380       426
                                                         ---------  ---------

           TOTAL ASSETS                                  $  16,327  $ 16,993
                                                         =========  =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         JUNE 30,   DEC 31,
                                                           2000       1999
                                                         ---------  ---------

CURRENT LIABILITIES                                      $  10,517  $  8,211

OTHER LONG-TERM LIABILITIES                                    139       148

STOCKHOLDERS' EQUITY                                         5,671     8,634
                                                         ---------  ---------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  16,327  $ 16,993
                                                         =========  =========

                                    MATHSOFT, INC. AND SUBSIDIARIES
                            CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                              (UNAUDITED)

                                                            THREE MONTHS ENDED      SIX MONTHS ENDED
                                                            JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,
                                                              2000       1999        2000       1999
                                                           ----------  ---------  ----------  ---------

REVENUES:
      Software licenses                                    $   5,267   $   5,111  $  11,224   $  10,388
      Services and other                                       2,587       1,418      4,451       2,680
                                                           ----------  ---------  ----------  ---------
          Total Revenues                                       7,854       6,529     15,675      13,068
                                                           ----------  ---------  ----------  ---------

COST OF REVENUES:
      Software licenses                                          916         839      1,952       1,644
      Services and other                                       2,097         430      3,424         820
                                                           ----------  ---------  ----------  ---------
          Total cost of revenues                               3,013       1,269      5,376       2,464
                                                           ----------  ---------  ----------  ---------
          Gross Profit                                         4,841       5,260     10,299      10,604
                                                           ----------  ---------  ----------  ---------

OPERATING EXPENSES:
      Sales and marketing                                      4,483       2,938      8,936       5,753
      Research and development                                 1,790       1,177      3,420       2,365
      General and administrative                               1,085         768      2,119       1,504
                                                           ----------  ---------  ----------  ---------
          Total operating expenses                             7,358       4,883     14,475       9,622
                                                           ----------  ---------  ----------  ---------

          (Loss) Income from Operations                       (2,517)        377     (4,176)        982

INTEREST INCOME , NET                                             54          34        112          76
                                                           ----------  ---------  ----------  ---------

          (Loss) Income Before Provisions for Income Taxes    (2,463)        411     (4,064)      1,058

PROVISION FOR INCOME TAXES                                        30          22         45          32
                                                           ----------  ---------  ----------  ---------
          Net (loss) Income                                $  (2,493)  $     389  $  (4,109)  $   1,026
                                                           ==========  =========  ==========  =========

BASIC (LOSS) EARNINGS PER SHARE:                           $   (0.24)  $    0.04  $   (0.40)  $    0.11
                                                           ==========  =========  ==========  =========

DILUTED (LOSS) EARNINGS PER SHARE:                         $   (0.24)  $    0.04  $   (0.40)  $    0.10
                                                           ==========  =========  ==========  =========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    10,232       9,766     10,232       9,727
                                                           ==========  =========  ==========  =========

WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION              10,232      10,495     10,232      10,682
                                                           ==========  =========  ==========  =========

                                      MATHSOFT, INC. AND SUBSIDIARIES
                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                (UNAUDITED)


                                                              THREE MONTHS ENDED      SIX MONTHS ENDED
                                                             JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                                               2000        1999        2000        1999
                                                            ----------  ----------  ----------  ----------

SEGMENT INFORMATION:
Net Revenues:
  Engineering and Education Products Division               $   3,933   $   3,639   $   8,182   $   7,343
  Data Analysis Products Division                               3,659       2,890       7,196       5,725
                                                            ----------  ----------  ----------  ----------
    Sub total                                                   7,592       6,529      15,378      13,068
  FreeScholarships.com                                            262           -         297           -
                                                            ----------  ----------  ----------  ----------
    Total                                                       7,854       6,529      15,675      13,068
                                                            ==========  ==========  ==========  ==========

Cost of Revenues:
  Engineering and Education Products Division                     575         504       1,218         999
  Data Analysis Products Division                               1,071         765       2,024       1,465
                                                            ----------  ----------  ----------  ----------
    Sub total                                                   1,646       1,269       3,242       2,464
  FreeScholarships.com                                          1,367           0       2,134           0
                                                            ----------  ----------  ----------  ----------
    Total                                                   $   3,013   $   1,269   $   5,376   $   2,464
                                                            ==========  ==========  ==========  ==========

Total Operating Expenses:
  Engineering and Education  Products Division                  3,278       2,923       6,625       6,002
  Data Analysis Products Division                               2,017       1,760       3,957       3,420
                                                            ----------  ----------  ----------  ----------
    Sub total                                                   5,295       4,683      10,582       9,422
  FreeScholarships.com                                          2,063         200       3,893         200
                                                            ----------  ----------  ----------  ----------
    Total                                                   $   7,358   $   4,883   $  14,475   $   9,622
                                                            ==========  ==========  ==========  ==========


          (Loss) Income from Operations                        (2,517)        377      (4,176)        982

INTEREST INCOME , NET                                              54          34         112          76
                                                            ----------  ----------  ----------  ----------

          (Loss) Income Before Provisions for Income Taxes     (2,463)        411      (4,064)      1,058

PROVISION FOR INCOME TAXES                                         30          22          45          32
                                                            ----------  ----------  ----------  ----------
Net (Loss) Income:
  Engineering and Education Products Division                     106         229         411         398
  Data Analysis Products Division                                 562         360       1,196         828
                                                            ----------  ----------  ----------  ----------
    Sub total                                                     668         589       1,607       1,226
  FreeScholarships.com                                         (3,161)       (200)     (5,716)       (200)
                                                            ----------  ----------  ----------  ----------
    Total                                                   $  (2,493)  $     389   $  (4,109)  $   1,026
                                                            ==========  ==========  ==========  ==========